UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22432

Oxford Lane Capital Corp.

(Exact name of registrant as specified in charter)

8 Sound Shore Drive, Suite 255
Greenwich, CT 06830

(Address of principal executive offices)

Jonathan H. Cohen
Chief Executive Officer
Oxford Lane Capital Corp.
8 Sound Shore Drive, Suite 255
Greenwich, CT 06830

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 983-5275

Date of fiscal year end: March 31

Date of reporting period: September 30, 2016

Item 1. Reports to Shareholders.

The semi-annual report to shareholders for the six months ended September 30, 2016 is filed herewith pursuant to rule 30e-1 under the Investment Company Act of 1940.

Oxford Lane Capital Corp.

Semi-Annual Report

September 30, 2016

oxfordlanecapital.com

OXFORD LANE CAPITAL CORP.

i

Oxford Lane Capital Corp

November 17, 2016

To Our Shareholders:

We are pleased to submit to you the report of Oxford Lane Capital Corp. (“we”, “us”, “our”, the “Fund” or “Oxford Lane”) for the six months ended September 30, 2016. The net asset value of our shares at that date was $9.94 per common share. The Fund’s common stock is traded on the NASDAQ Global Select Market and its share price can differ from its net asset value. The Fund’s closing price at September 30, 2016 was $10.47, up from $8.45 at March 31, 2016. The total return for Oxford Lane, for the six months ended September 30, 2016, as reflected in the Fund’s financial highlights, was 40.49%. This return reflects the change in market price for the period, as well as the positive impact of $1.20 per share in distributions declared and paid. On November 16, 2016, the last reported sale price of the Fund’s common stock was $11.56.

We draw your attention to our distribution policy, which has been discussed in earlier reports, as we believe that the Fund’s position deserves close attention. Oxford Lane’s distribution policy is based upon its estimates of the ultimate taxable earnings for each respective period, which are based upon the estimated cash flows for each investment. The final taxable amounts cannot be known until the tax return is filed, but the Fund’s experience has been that cash flows have historically represented a reasonable estimate of taxable earnings; however, we can offer no assurance that will be the case in the future, particularly during periods of market disruption and volatility. There may be significant differences between Oxford Lane’s GAAP earnings and its taxable earnings, particularly related to CLO equity investments where its taxable earnings are based upon the distributable share of earnings as determined under tax regulations for each CLO equity investment, while GAAP earnings are based upon an effective yield calculation. In general, the Fund currently expects its taxable earnings to be higher than its reportable GAAP earnings. While reportable GAAP revenue from our CLO equity investments for the six months ended September 30, 2016 was approximately $24.9 million, we received or were entitled to receive approximately $45.3 million in distributions. Our distribution policy is based upon our estimate of our taxable income.

Investment Review

The Fund’s investment objective is to maximize its portfolio’s risk adjusted total return over its investment horizon. Our current focus is to seek that return by investing in structured finance investments, specifically CLO vehicles, which primarily own senior secured corporate loans. Our investment strategy also includes investing in warehouse facilities, which are financing structures intended to aggregate senior secured corporate loans that may be used to form the basis of a CLO vehicle. As of September 30, 2016, we held debt investments in 3 different CLO structures and equity investments in 40 different CLO structures. We may also invest, on an opportunistic basis, in corporate debt securities on a direct basis and in a variety of other corporate credits.

Structurally, CLO vehicles are entities formed to purchase and manage portfolios of primarily senior secured corporate loans. The loans within a CLO vehicle are limited to those which, on an aggregated basis, meet established credit criteria. They are subject to concentration limitations in order to limit a CLO vehicle’s exposure to individual credits and industries. The CLO vehicles on which the Fund focuses are collateralized primarily by senior secured corporate loans, and generally have minimal or no exposure to real estate loans, mortgage loans or to pools of consumer-based debt, such as credit card receivables or auto loans.

Investment Outlook

We believe that the market for CLO-related assets continues to provide us with the opportunities to generate attractive risk-adjusted returns within our strategies over the long term. We believe that a number of factors support this conclusion, including:

—	The long-term and relatively low-cost capital that many CLO vehicles have secured, compared with current asset spreads and associated LIBOR floors, have created opportunities to purchase certain CLO equity and junior debt instruments that may produce attractive risk-adjusted returns. Additionally, given that the CLO vehicles we invest in are cash flow-based vehicles, this term financing may be extremely beneficial in periods of market volatility.
—	The market to invest in warehouse facilities, which are short and medium-term facilities that are generally expected to form the basis of CLO vehicles (which the Fund may participate in or be repaid by), has created additional attractive risk-adjusted investment opportunities for us.
—	Investing in CLO securities, and CLO equity instruments and warehouse facilities in particular, requires a high level of research and analysis. We believe that transactions in this market can only be adequately conducted by knowledgeable market participants since this market and these structures tend to be highly specialized.
—	The U.S. risk retention requirements imposed for CLO managers under Section 941 of the Dodd-Frank Act has created some uncertainty in the market in regards to future CLO issuances. Given that certain CLO managers may require capital provider partners to satisfy this requirement when it becomes effective on December 24, 2016, we believe that this may create additional opportunities (and additional risks) for us in the future.
—	The U.S. CLO market is relatively large with total assets under management of approximately $432 billion.(1) We estimate that the amount outstanding of the junior-most debt tranches (specifically the tranches originally rated “BB” and “B”) and equity tranches together are approximately $70 billion.(2)

An investment in our Fund carries with it a significant number of meaningful risks, certain of which are discussed in the notes to our financial statements. Investors should read “Note 12. Risks and Uncertainties” carefully.

We continue to review a large number of CLO investment vehicles in the current market environment, and we expect that the majority of our portfolio holdings, over the near to intermediate-term, will continue to be focused on CLO debt and equity securities, with the more significant focus over the near-term likely to be on CLO equity securities and warehouse facilities.

Jonathan H. Cohen
Chief Executive Officer

1.	As of November 2, 2016. Source: Wells Fargo Securities, LLC.
2.	Oxford Lane has estimated this amount based on Guggenheim CLO new issue summary, dated July 29, 2016.

OXFORD LANE CAPITAL CORP.

TOP TEN HOLDINGS
AS OF SEPTEMBER 30, 2016

Investment	Maturity	Fair Value	% of Net Assets
Atrium XII CLO – subordinated notes	October 22, 2026	$37,007,250	18.84%
Sound Point CLO IX, Ltd. – subordinated notes	July 20, 2027	23,783,243	12.11%
Catamaran CLO 2015-1 Ltd. – subordinated notes	April 22, 2027	19,111,800	9.73%
OFSI Fund VII, Ltd. – subordinated notes	October 18, 2026	17,304,000	8.81%
THL Credit Wind River 2014-3 CLO Ltd. – subordinated notes	January 22, 2027	15,379,900	7.83%
AIMCO CLO, Series 2014-A – subordinated notes	July 20, 2026	13,924,318	7.09%
Battalion CLO VII Ltd. – subordinated notes	October 17, 2026	12,720,000	6.48%
OZLM XIV, Ltd. – subordinated notes	January 15, 2029	11,834,084	6.03%
Jamestown CLO III, Ltd. – subordinated notes	January 15, 2026	8,722,000	4.44%
Ares XXV CLO Ltd. – subordinated notes	January 17, 2024	8,215,000	4.18%

Portfolio Investment Breakdown
(Excludes cash and other assets)

FAIR VALUE BY ASSET TYPE

OXFORD LANE CAPITAL CORP.

STATEMENT OF ASSETS AND LIABILITIES
(Unaudited)

September 30, 2016
ASSETS
Investments, at fair value (cost: $325,582,098)	$297,433,764
Cash and cash equivalents	23,043,843
Distributions receivable	6,219,011
Deferred offering costs on common stock	373,248
Interest receivable, including accrued interest purchased	173,307
Fee receivable	78,648
Prepaid expenses and other assets	90,826
Total assets	327,412,647
LIABILITIES
Payable for securities purchased	9,535,000
Mandatorily redeemable preferred stock, net of discount and deferred issuance costs (10,000,000 shares authorized, and 5,034,880 shares issued and outstanding)	117,845,904
Investment advisory fee payable to affiliate	1,511,693
Incentive fees payable to affiliate	1,744,175
Administrator expense payable	7,063
Directors’ fees payable	58,750
Accrued expenses	299,038
Total liabilities	131,001,623
COMMITMENTS AND CONTINGENCIES (Note 9)
NET ASSETS applicable to common stock, $0.01 par value, 90,000,000 shares authorized, and 19,758,316 shares issued and outstanding	$196,411,024
NET ASSETS consist of:
Paid in capital	294,865,455
Accumulated net realized loss on investments	(48,419,214)
Net unrealized depreciation on investments	(28,148,334)
Distribution in excess of net investment income	(21,886,883)
Total net assets	$196,411,024
Net asset value per common share	$9.94
Market price per share	$10.47
Market price premium to net asset value per share	5.33%

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2016
(Unaudited)

COMPANY(1)/INVESTMENT	INDUSTRY	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% OF NET ASSETS
Collateralized Loan Obligation – Debt Investments
Neuberger Berman CLO XIII, Ltd. CLO secured notes – Class F(3)(4)(6), (LIBOR + 6.50%, due January 23, 2024)	structured finance	$4,500,000	$4,000,030	$3,960,000
OFSI Fund VII, Ltd. CLO secured notes – Class F(3)(4)(6), (LIBOR + 5.65%, due October 18, 2026)	structured finance	5,564,000	4,742,659	4,061,720
Telos CLO 2013-3, Ltd. CLO secured notes – Class F(3)(4)(6), (LIBOR + 5.50%, due January 17, 2024)	structured finance	3,000,000	2,763,672	2,142,600
Total Collateralized Loan Obligation – Debt Investments			$11,506,361	$10,164,320	5.17%
Collateralized Loan Obligation – Equity Investments
AIMCO CLO, Series 2014-A CLO subordinated notes(5)(7), (Estimated yield 10.34%, maturity July 20, 2026)	structured finance	$26,000,000	$16,707,367	$13,924,318
ALM X, Ltd. CLO preference shares(5)(7), (Estimated yield 29.41%, maturity January 15, 2025)	structured finance	3,800,000	2,524,812	2,596,534
AMMC CLO XII, Ltd. CLO subordinated notes(5)(7), (Estimated yield 25.96%, maturity May 10, 2025)	structured finance	7,178,571	3,800,884	3,373,928
Anchorage Capital CLO 5, Ltd. CLO subordinated notes(5)(7), (Estimated yield 21.40%, maturity October 15, 2026)	structured finance	2,000,000	1,167,902	1,239,931
Ares XXV CLO Ltd. CLO subordinated notes(5)(7), (Estimated yield 10.60%, maturity January 17, 2024)	structured finance	15,500,000	9,180,506	8,215,000
Ares XXVI CLO Ltd. CLO subordinated notes(5)(7), (Estimated yield 22.43%, maturity April 15, 2025)	structured finance	7,975,000	3,789,877	3,507,869
Ares XXIX CLO Ltd. CLO subordinated notes(5)(7), (Estimated yield 10.47%, maturity April 17, 2026)	structured finance	12,750,000	8,840,160	6,749,125
Atrium XII CLO CLO subordinated notes(5)(7), (Estimated yield 22.47%, maturity October 22, 2026)	structured finance	37,762,500	30,753,414	37,007,250
Battalion CLO VII Ltd. CLO subordinated notes(5)(7), (Estimated yield 14.56%, maturity October 17, 2026)	structured finance	24,000,000	18,356,961	12,720,000
Benefit Street Partners CLO V Ltd. CLO preference shares(5)(7), (Estimated yield 16.12%, maturity October 20, 2026)	structured finance	10,000,000	7,386,245	6,200,000
B&M CLO 2014-1 LTD CLO subordinated notes(5)(7), (Estimated yield 20.32%, maturity April 16, 2026)	structured finance	2,000,000	1,100,556	880,000
Carlyle Global Market Strategies CLO 2013-2, Ltd. CLO subordinated notes(5)(7), (Estimated yield 23.81%, maturity April 18, 2025)	structured finance	9,250,000	6,811,037	5,355,607
Cavakry CLO II CLO subordinated notes(5)(7), (Estimated yield 24.17%, maturity January 17, 2024)	structured finance	2,330,000	785,244	745,600
Catamaran CLO 2015-1 Ltd CLO subordinated notes(5)(7), (Estimated yield 17.57%, maturity April 22, 2027)	structured finance	28,848,000	21,409,664	19,111,800
CENT CLO 16, L.P. CLO subordinated notes(5)(7), (Estimated yield 17.15%, maturity August 01, 2024)	structured finance	10,500,000	5,248,752	5,460,000

(Continued on next page)

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS  – (continued)
SEPTEMBER 30, 2016
(Unaudited)

COMPANY(1)/INVESTMENT	INDUSTRY	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% OF NET ASSETS
Hull Street CLO Ltd. CLO subordinated notes(5)(7), (Estimated yield 8.77%, maturity October 18, 2026)	structured finance	$15,000,000	$10,314,218	$6,600,000
Ivy Hill Middle Market Credit VII, Ltd. CLO subordinated notes(5)(7), (Estimated yield 15.03%, maturity October 20, 2025)	structured finance	7,000,000	5,608,858	5,098,433
Jamestown CLO III, Ltd. CLO subordinated notes(5)(7), (Estimated yield 26.14%, maturity January 15, 2026)	structured finance	15,575,000	7,872,147	8,722,000
Jamestown CLO IV, Ltd. CLO subordinated notes(5)(7), (Estimated yield 32.47%, maturity July 15, 2026)	structured finance	5,000,000	1,581,622	2,200,000
Mountain Hawk II CLO, Ltd. CLO subordinated notes(5)(7), (Estimated yield -8.55%, maturity July 20, 2024)	structured finance	10,000,000	6,719,789	3,216,000
Mountain Hawk III CLO, Ltd. CLO income notes(5)(7), (Estimated yield 3.73%, maturity April 18, 2025)	structured finance	17,200,000	10,408,136	5,379,863
CLO M notes(8), (Maturity April 18, 2025)		2,389,676	—	345,311
Neuberger Berman CLO XII, Ltd. CLO subordinated notes(5)(7), (Estimated yield 16.25%, maturity July 25, 2023)	structured finance	3,000,000	1,445,609	1,611,000
Neuberger Berman CLO XIII, Ltd. CLO subordinated notes(5)(7), (Estimated yield 8.20%, maturity January 23, 2024)	structured finance	6,255,000	2,546,722	2,126,700
Octagon Investment Partners XXI, Ltd. CLO subordinated notes(5)(7), (Estimated yield 22.40%, maturity November 14, 2026)	structured finance	6,200,000	4,266,386	4,774,000
OFSI Fund VII, Ltd. CLO subordinated notes(5)(7), (Estimated yield 13.61%, maturity October 18, 2026)	structured finance	28,840,000	22,045,211	17,304,000
OZLM XIV, Ltd. CLO subordinated notes(5)(7), (Estimated yield 20.36%, maturity January 15, 2029)	structured finance	13,500,000	10,083,496	11,834,084
Parallel 2015-1 Ltd. CLO subordinated notes(5)(7), (Estimated yield 20.59%, maturity July 20, 2027)	structured finance	10,250,000	7,566,687	6,816,250
Regatta III Funding Ltd. CLO subordinated notes(5)(7), (Estimated yield 25.97%, maturity April 15, 2026)	structured finance	2,750,000	1,018,968	1,013,369
Shackleton II CLO, Ltd. CLO income notes(5)(7), (Estimated yield 12.81%, maturity October 20, 2023)	structured finance	10,000,000	7,460,145	5,700,000
Sound Point CLO VIII, Ltd. CLO subordinated fee notes(8), (Maturity April 15, 2027)	structured finance	224,719	202,247	165,231
Sound Point CLO IX, Ltd. CLO subordinated notes(5)(7), (Estimated yield 18.84%, maturity July 20, 2027)	structured finance	25,851,351	22,060,362	23,783,243
Telos CLO 2013-3, Ltd. CLO subordinated notes(5)(7), (Estimated yield 21.23%, maturity January 17, 2024)	structured finance	10,333,334	6,743,207	5,166,667
Telos CLO 2013-4, Ltd. CLO subordinated notes(5)(7), (Estimated yield 31.88%, maturity July 17, 2024)	structured finance	11,350,000	6,750,734	5,941,450
THL Credit Wind River 2014-3 CLO Ltd. CLO subordinated notes(5)(7), (Estimated yield 19.45%, maturity January 22, 2027)	structured finance	18,530,000	15,199,101	15,379,900

(Continued on next page)

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS – (continued)
SEPTEMBER 30, 2016
(Unaudited)

COMPANY(1)/INVESTMENT	INDUSTRY	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% OF NET ASSETS
THL Credit Wind River 2016-3 CLO Ltd. CLO subordinated notes(5)(7)(9)(10), (Estimated yield 12.70%, maturity December 31, 2016)	structured finance	$2,000,000	$2,000,000	$2,000,000
Venture XVI CLO, Ltd. CLO subordinated notes(5)(7), (Estimated yield 15.49%, maturity April 15, 2026)	structured finance	10,000,000	7,123,176	6,259,114
Venture XVII CLO, Ltd. CLO subordinated notes(5)(7), (Estimated yield 18.29%, maturity July 15, 2026)	structured finance	13,000,000	8,987,514	7,814,089
Venture XVIII CLO, Ltd. CLO subordinated fee notes(8), (Maturity October 15, 2026)	structured finance	357,055	—	226,460
Wellfleet 2016-2 CLO, Ltd. CLO subordinated notes(5)(7)(9), (Estimated yield 17.90%, maturity October 20, 2028)	structured finance	10,000,000	8,208,021	8,200,000
Other CLO equity related investments CLO other(8)	structured finance		—	2,505,318
Total Collateralized Loan Obligation – Equity Investments			$314,075,737	$287,269,444	146.26%
Total Investments			$325,582,098	$297,433,764	151.43%

(1)	We do not “control” and are not an “affiliate” of any of our portfolio companies, each as defined in the Investment Company Act of 1940 (the “1940 Act”). In general, under the 1940 Act, we would be presumed to “control” a portfolio company if we owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if we owned 5% or more of its voting securities.
(2)	Fair value is determined in good faith by the Board of Directors of the Fund.
(3)	Notes bear interest at variable rates.
(4)	Cost value reflects accretion of original issue discount or market discount.
(5)	Cost value reflects accretion of effective yield less any cash distributions received or entitled to be received from CLO equity investments.
(6)	The CLO secured notes generally bear interest at a rate determined by reference to three-month LIBOR, which resets quarterly. For each CLO debt investment, the rate provided is as of September 30, 2016.

(Continued on next page)

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS – (continued)
SEPTEMBER 30, 2016
(Unaudited)

(7)	The CLO subordinated notes and income notes are considered equity positions in the CLO funds. Equity investments are entitled to recurring distributions which are generally equal to the remaining cash flow of the payments made by the underlying fund's securities less contractual payments to debt holders and fund expenses. The estimated yield indicated is based upon a current projection of the amount and timing of these recurring distributions and the estimated amount of repayment of principal upon termination. Such projections are periodically reviewed and adjusted, and the estimated yield may not ultimately be realized.
(8)	Fair value represents discounted cash flows associated with fees earned from CLO equity investments.
(9)	Investment has not made inaugural distribution for relevant period end. See “Note 2. Summary of Significnt Accounting Policies — Investment Income Recognition.”
(10)	The subordinated shares represent an investment in a warehouse facility, which is a financing structure intended to aggregate loans that may be used to form the basis of a CLO vehicle.

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

STATEMENT OF OPERATIONS
(Unaudited)

Six Months Ended September 30, 2016
INVESTMENT INCOME
Income from securitization vehicles and investments	$24,910,978
Interest income	519,456
Other income	536,225
Total investment income.	25,966,659
EXPENSES
Interest expense on mandatorily redeemable preferred stock	6,266,394
Investment advisory fees	2,787,653
Incentive fees	3,160,801
Professional fees.	398,631
Administrator expense	310,927
Directors’ fees	144,500
General and administrative	175,766
Insurance expense.	18,049
Transfer agent and custodian fees	60,735
Total expenses	13,323,456
Net investment income	12,643,203
Net change in unrealized appreciation on investments	66,384,343
Net realized loss on investments	(2,439,201)
Net realized gain (loss) and net change in unrealized appreciation on investments	63,945,142
Net increase in net assets resulting from operations.	$76,588,345

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

STATEMENT OF CHANGES IN NET ASSETS
(Unaudited)

	Six Months Ended September 30, 2016	Year Ended March 31, 2016
Increase (Decrease) in net assets from operations:
Net investment income	$12,643,203	$28,029,913
Net realized loss on investments	(2,439,201)	(24,021,500)
Net change in unrealized appreciation (depreciation) on investments	66,384,343	(89,787,744)
Net increase (decrease) in net assets resulting from operations	76,588,345	(85,779,331)
Distributions from net investment income	(23,138,992)	(43,289,314)
Total distributions to shareholders	(23,138,992)	(43,289,314)
Capital share transactions:
Issuance of common stock (net of underwriting fees and offering costs $274,724 and $1,299,903, respectively)	11,011,789	30,531,781
Repurchase of common stock (including fees)	—	(430,278)
Reinvestment of dividends	—	5,984,192
Net increase in net assets from capital share transactions	11,011,789	36,085,695
Total increase in net assets	64,461,142	(92,982,950)
Net assets at beginning of period	131,949,882	224,932,832
Net assets at end of period (including distributions in excess of net investment income of $21,886,883 and $11,391,094, respectively)	$196,411,024	$131,949,882
Capital share activity:
Shares issued	1,006,620	2,219,275
Shares repurchased	—	(33,776)
Shares issued from reinvestment of dividends	—	593,816
Net increase in capital share activity	1,006,620	2,779,315

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

STATEMENT OF CASH FLOWS
(Unaudited)

Six Months Ended September 30, 2016
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$76,588,345
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Amortization/accretion of discounts and premiums	(83,560)
Amortization of deferred issuance costs on mandatorily redeemable preferred stock	301,669
Amortization of deferred costs from repurchase of mandatorily redeemable preferred stock	492,268
Accretion of discount on mandatorily redeemable preferred stock	277,666
Purchases of investments	(63,686,454)
Sales of investments	58,989,150
Net change in unrealized appreciation on investments	(66,384,343)
Net realized loss on investments	2,439,201
Reductions to CLO equity cost value	20,431,609
Decrease in dividend receivable	677,992
Decrease in fee receivable	138,568
Increase in interest receivable	(5,724)
Increase in prepaid expenses and other assets	(31,951)
Decrease in due from affiliate	20,259
Increase in investment advisory fee payable	170,016
Increase in incentive fee payable	85,191
Decrease in administrator expense payable	(6,863)
Decrease in accrued offering costs	(88,336)
Decrease in accrued expenses	(51,361)
Net cash provided by operating activities	30,273,342
CASH FLOWS FROM FINANCING ACTIVITIES
Distributions paid (net dividend reinvestment plan of $0)	(23,138,992)
Proceeds from the issuance of common stock	11,286,513
Underwriting fees and offering costs for the issuance of common stock	(274,724)
Deferred offering costs	(159,284)
Repurchase of mandatorily redeemable preferred stock	(15,306,225)
Net cash used in financing activities	(27,592,712)
Net increase in cash and cash equivalents	2,680,630
Cash and cash equivalents, beginning of period	20,363,213
Cash and cash equivalents, end of period	$23,043,843
SIGNIFICANT NON-CASH TRANSACTIONS
Securities purchased not settled	$9,535,000
SUPPLEMENTAL DISCLOSURES
Cash paid for interest	$5,687,058

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2016
(Unaudited)

NOTE 1. ORGANIZATION

Oxford Lane Capital Corp. (“OXLC,” “we,” “us,” “our” or the “Fund”) was incorporated under the General Corporation Laws of the State of Maryland on June 9, 2010. The Fund is a non-diversified closed-end management investment company that has registered under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, the Fund has elected to be treated for tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund’s investment objective is to maximize its portfolio’s risk adjusted total return, and it seeks to achieve its investment objective by investing in structured finance investments, specifically collateralized loan obligation (“CLO”) vehicles which, primarily own senior corporate debt securities.

OXLC’s investment activities are managed by Oxford Lane Management, LLC (“OXLC Management”), a registered investment adviser under the Investment Advisers Act of 1940, as amended. BDC Partners, LLC (“BDC Partners”) is the managing member of OXLC Management and serves as the administrator of OXLC.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
BASIS OF PRESENTATION

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), include the accounts of the Fund. The Fund follows the accounting and reporting requirements of the Accounting Standards Codification (“ASC”), Financial Services — Investment Companies (“ASC 946”), for reporting on Form N-CSR and the Fund maintains its accounting records in U.S. dollars.

USE OF ESTIMATES

The presentation of the financial statements is in conformity with GAAP, which requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents consist of demand deposits and highly liquid investments, such as money market funds, with original maturities of three months or less at time of purchase. Cash and cash equivalents are carried at cost or amortized cost, which approximates fair value. As of September 30, 2016, cash and cash equivalents consisted solely of demand deposits.

INVESTMENT VALUATION

The Fund determines fair value of its investment portfolio in accordance with the provisions of ASC 820, Fair Value Measurement and Disclosure. A significant estimate made in the preparation of OXLC’s financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded. OXLC believes that there is no single definitive method for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments OXLC makes.

ASC 820-10 clarified the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC 820-10 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820-10 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities in markets that are not active; and Level 3, defined as unobservable inputs for which little

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2016
(Unaudited)

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
BASIS OF PRESENTATION  – (continued)

or no market data exists, therefore requiring an entity to develop its own assumptions. OXLC considers the attributes of current market conditions on an on-going basis and has determined that due to the general illiquidity of the market for its investment portfolio, whereby little or no market data exists, all of OXLC’s investments are valued based upon “Level 3” inputs as of September 30, 2016.

Collateralized Loan Obligations — Debt and Equity

OXLC has acquired debt and equity positions in CLO investment vehicles and has purchased CLO warehouse facilities. These investments are special purpose financing vehicles. In valuing such investments, OXLC considers the indicative prices provided by a recognized industry pricing service as a primary source, and the implied yield of such prices, supplemented by actual trades executed in the market at or around period-end, as well as the indicative prices provided by the broker who arranges transactions in such investment vehicles. OXLC also considers those instances in which the record date for an equity distribution payment falls on the last day of the period, and the likelihood that a prospective purchaser would require a downward adjustment to the indicative price representing substantially all of the pending distribution. Additional factors include any available information on other relevant transactions, including firm bids and offers in the market and information resulting from bids-wanted-in-competition. In addition, OXLC considers the operating metrics of the specific investment vehicle, including compliance with collateralization tests, defaulted and restructured securities, and payment defaults, if any. OXLC Management or the Fund’s board of directors (the “Board of Directors”) may request an additional analysis by a third-party firm to assist in the valuation process of CLO investment vehicles. All information is presented to the Board of Directors for its determination of fair value of these investments.

SHARE REPURCHASES

From time to time, the Board of Directors may authorize a share repurchase program under which shares of the Fund’s common stock are purchased in open market transactions. Since the Fund is incorporated in the State of Maryland, state law requires share repurchases to be accounted for as a share retirement. The cost of repurchased shares is charged against capital on the settlement date. Refer to “Note 15. Common Share Repurchase Program” for further details.

PREFERRED STOCK

The Fund carries its mandatorily redeemable preferred stock at accreted cost on the Statement of Assets and Liabilities, and not fair value. Refer to “Note 7. Mandatorily Redeemable Preferred Stock” for further details.

PREPAID EXPENSES

Prepaid expenses consist primarily of insurance costs.

INVESTMENT INCOME

Income from securitization vehicles and equity investments

Income from securitization vehicles and equity investments in the equity class securities of CLO vehicles (typically income notes or subordinated notes) is recorded using the effective interest method in accordance with the provisions of ASC 325-40, Beneficial Interests in Securitized Financial Assets, based upon a calculation of the effective yield to the expected redemption date based on an estimate of future cash flows, including those CLO equity investments that have not made their inaugural distribution for the relevant period end. The Fund monitors the expected residual payments, and the effective yield is determined and updated

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2016
(Unaudited)

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
BASIS OF PRESENTATION  – (continued)

quarterly, as needed. Accordingly, investment income recognized on CLO equity securities in the GAAP statement of operations differs from both the tax-basis investment income and from the cash distributions actually received by the Fund during the period.

The Fund also records income on its investments in CLO warehouse facilities based on a stated rate as per the underlying note purchase agreement or if there is no stated rate, then an estimated rate is calculated using a base case model projecting the timing of the ramp-up of the CLO warehouse facility.

Interest Income — Debt Investments

Interest income is recorded on an accrual basis using the contractual rate applicable to each debt investment and includes the accretion of discounts and amortization of premiums. Discounts from and premiums to par value on securities purchased are accreted/amortized into interest income over the life of the respective security using the effective interest method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortization of premiums, if any.

Generally, if the Fund does not expect the borrower to be able to service its debt and other obligations, the Fund will, on a discretionary basis, place the debt instrument on non-accrual status and will generally cease recognizing interest income on that loan for financial reporting purposes until all principal and interest have been brought current through payment or due to restructuring such that the interest income is deemed to be collectible. The Fund generally restores non-accrual loans to accrual status when past due principal and interest is paid and, in the Fund’s judgment, the payments are likely to remain current. As of September 30, 2016, the Fund had no non-accrual assets in its portfolio.

Other Income

Other income includes distributions from fee letters and success fees associated with portfolio investments. Distributions from CLO equity fee letter investments are an enhancement to the return on a CLO equity investment, are based upon a percentage of the collateral manager’s fees, and are recorded as other income when earned. The Fund may also earn success fees associated with its investments in CLO warehouse facilities, which are contingent upon a take-out of the warehouse by a permanent CLO structure; such fees are earned and recognized when the take-out is completed.

U.S. FEDERAL INCOME TAXES

The Fund intends to operate so as to continue to qualify to be taxed as a RIC under Subchapter M of the U.S. Tax Code and, as such, to not be subject to U.S. federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, OXLC is required to distribute at least 90% of its investment company taxable income, as defined by the Code.

Because U.S. federal income tax regulations differ from GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statement to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future.

Differences between distributions and net investment income may also result from the treatment of short-term gains as ordinary income for tax purposes. Our distribution policy is based upon our estimate of our distributable net investment income, which includes actual distributions from our CLO equity class investments, with further consideration given to our realized gains or losses on a taxable basis.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2016
(Unaudited)

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
BASIS OF PRESENTATION  – (continued)

Distributions

Distributions from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which differ from GAAP. Distributions from net investment income, if any, are expected to be declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carry-forward, are typically distributed to shareholders annually. Distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund’s distribution reinvestment plan, unless the shareholder has elected to have them paid in cash.

Amounts required to be distributed reflect estimates made by the Fund. Distributions paid by the Fund in accordance with RIC requirements are subject to re-characterization for tax purposes.

SECURITIES TRANSACTIONS

Securities transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of specific identification.

DEFERRED OFFERING COSTS ON COMMON STOCK

Deferred offering costs consist principally of legal, accounting, filing and underwriting fees incurred in relation to an offering proposed by the Fund. The deferred offering costs will be charged to capital when the offering takes place or as shares are issued. Costs related to shelf offerings are charged to capital as securities registered are issued. Deferred costs are periodically reviewed and expensed if the related registration statement is no longer active or if the offering is unsuccessful.

DEFERRED ISSUANCE COSTS ON MANDATORILY REDEEMABLE PREFERRED STOCK

Deferred issuance costs on mandatorily redeemable preferred stock consist of fees and expenses incurred in connection with the closing of preferred stock offerings, and are capitalized when incurred. These costs are amortized using the straight line method over the term of the respective preferred stock series. This amortization expense is included in interest expense on mandatorily redeemable preferred stock in the Fund’s financial statements. Upon early termination of preferred stock, the remaining balance of unaccreted fees related to such debt is accelerated into interest expense on mandatorily redeemable preferred stock.

In April 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2015-03, Interest-Imputation of Interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs. The guidance requires debt issuance costs (deferred financing costs) related to a recognized debt liability to be presented on the balance sheet as a direct deduction from the related debt liability, similar to the presentation of debt discounts. Additionally, in August 2015, the FASB issued ASU 2015-15, “Interest — Imputation of Interest (Subtopic 835-30): Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements” (“ASU 2015-15”), which codifies an SEC staff announcement that entities are permitted to defer and present debt issuance costs related to line-of-credit arrangements as assets and subsequent amortization of the deferred costs over the term of the line-of-credit arrangement, regardless of whether there are any outstanding borrowings on the line-of-credit arrangement. ASU 2015-03 and 2015-15 are effective for annual periods ending after December 15, 2015, and interim periods within those annual periods. The Fund adopted ASU 2015-03 and ASU 2015-15 beginning with the quarter ended June 30, 2016. The adoption of ASU 2015-03 and ASU 2015-15 did not have an effect on the Fund’s results of operation and financial condition; however, at September 30, 2016 the adoption of ASU 2015-03 did result in the reclassification of approximately $4.2 million in deferred debt issuance costs, which post-adoption are a direct deduction from the related debt liability.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2016
(Unaudited)

NOTE 3. FAIR VALUE

The Fund’s assets measured at fair value on a recurring basis subject to the disclosure requirements of ASC 820-10 at September 30, 2016, were as follows:

	Fair Value Measurements at Reporting Date Using
Assets ($ in millions)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
CLO debt	$—	$—	$10.2	$10.2
CLO equity	—	—	287.2	287.2
Total	$—	$—	$297.4	$297.4

Financial Instruments Disclosed, But Not Carried, At Fair Value

The following table presents the carrying value and fair value of the Fund’s financial liabilities disclosed, but not carried, at fair value as of September 30, 2016 and the level of each financial liability within the fair value hierarchy:

($ in millions)	Carrying Value	Fair Value	Level 1	Level 2	Level 3
Series 2023 Term Preferred Shares	$69.2	$77.2	$—	$77.2	$—
Series 2024 Term Preferred Shares	48.6	52.4	—	52.4	—
Total	$117.8	$129.6	$—	$129.6	$—

Significant Unobservable Inputs for Level 3 Investments

In accordance with ASC 820-10, the following table provides quantitative information about the Fund’s Level 3 fair value measurements as of September 30, 2016. The Fund’s valuation policy, as described above, establishes parameters for the sources and types of valuation analysis, as well as the methodologies and inputs that the Fund uses in determining fair value. If the Board of Directors or OXLC Management determines that additional techniques, sources or inputs are appropriate or necessary in a given situation, such additional work may be undertaken. The weighted average calculations in the table below are based on the fair value within each respective valuation techniques and methodologies and asset category.

	Quantitative Information about Level 3 Fair Value Measurements
Assets	Fair Value as of September 30, 2016	Valuation Techniques/ Methodologies		Unobservable Input	Range/Weighted Average(5)
	($ in millions)
CLO debt	$10.2	Market quotes		NBIB(1)	71.4% – 88.0%/77.8%
CLO equity	217.6	Market quotes		NBIB(1)	31.3% – 100.0%/60.4%
	63.2	Recent transactions		Actual trade(2)	53.7% – 92.0%/77.5%
	3.2	Yield Analysis		NBIB(1)	32.2%(3)
CLO equity – side letters	3.2	Discounted cash flow	(4)	Discount rate(4)	13.9% – 16.0%/14.8%
Total Fair Value for Level 3 Investments	$297.4

(1)	The Fund generally uses non-binding indicative bid (“NBIB”) prices provided by an independent pricing service or broker on or near the valuation date as the primary basis for the fair value determinations for CLO debt and equity investments, which may be adjusted for pending equity distributions as of valuation date. These bid prices are non-binding, and may not be determinative of fair value. Each bid price is

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2016
(Unaudited)

NOTE 3. FAIR VALUE  – (continued)

evaluated by the Board of Directors in conjunction with additional information compiled by OXLC Management, including performance and covenant compliance information as provided by the independent trustee.
(2)	Prices provided by independent pricing services are evaluated in conjunction with actual trades, and in certain cases, the value represented by actual trades may be more representative of fair value as determined by the Board of Directors.
(3)	Represents a single investment fair value position, and therefore the range/weighted average is not applicable.
(4)	The Fund will calculate the fair value of certain CLO equity investments based upon the net present value of expected contractual payment streams discounted using estimated market yields for the equity tranche of the respective CLO vehicle. OXLC will also consider those investments in which the record date for an equity distribution payment falls on the last day of the period, and the likelihood that a prospective purchaser would require an adjustment to the transaction price representing substantially all of the pending distribution.
(5)	Weighted averages are calculated based on fair value of investments.

Significant increases or decreases in any of the unobservable inputs in isolation may result in a significantly lower or higher fair value measurement.

A reconciliation of the fair value of investments for the six months ended September 30, 2016, utilizing significant unobservable inputs, is as follows:

($ in millions)	Collateralized Loan Obligation Debt Investments	Collateralized Loan Obligation Equity Investments	Total
Balance at March 31, 2016	$7.7	$231.9	$239.6
Realized losses included in earnings	—	(2.4)	(2.4)
Unrealized appreciation included in earnings(1)	2.4	63.9	66.3
Amortization of discounts and premiums	0.1	—	0.1
Purchases	—	73.2	73.2
Repayments and sales	—	(59.0)	(59.0)
Reductions to CLO equity cost value(2)	—	(20.4)	(20.4)
Transfers in and/or out of level 3	—	—	—
Balance at September 30, 2016	$10.2	$287.2	$297.4
The amount of total gains for the period included in earnings attributable to the change in unrealized gains or losses related to our Level 3 assets still held at the reporting date and reported within the net change in unrealized gains or losses on investments in our Statement of Operations	$2.4	$52.2	$54.6

(1)	Includes rounding adjustments to reconcile period balances.
(2)	Reduction to cost value on Oxford Lane’s CLO equity investments represents the difference between distributions received, or entitled to be received, for the six months ended September 30, 2016, of approximately $45.3 million and effective yield interest income of approximately $24.9 million.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2016
(Unaudited)

NOTE 3. FAIR VALUE  – (continued)

The Fund’s policy is to recognize transfers in and transfers out of valuation levels as of the beginning of the reporting period. There were no transfers between Level 1, Level 2 and Level 3 during the six months ended September 30, 2016.

NOTE 4. RELATED PARTY TRANSACTIONS

Effective September 9, 2010, the Fund entered into an agreement (“Investment Advisory Agreement”) with OXLC Management, a registered investment adviser under the Investment Advisers Act of 1940, as amended. BDC Partners is the managing member of OXLC Management and serves as the administrator of OXLC.

Effective September 9, 2010, the Fund entered into an agreement (“Administration Agreement”) with BDC Partners to serve as its administrator. Under the Administration Agreement, BDC Partners performs, or oversees the performance of, the Fund’s required administrative services, which include, among other things, being responsible for the financial records which the Fund is required to maintain and for preparation of the reports to the Fund’s stockholders.

Pursuant to the Investment Advisory Agreement, the Fund has agreed to pay OXLC Management a fee for advisory and management services consisting of two components — a base management fee and an incentive fee.

The base management fee is calculated at an annual rate of 2.00% of the Fund’s gross assets. For services rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of the Fund’s gross assets, at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial month or quarter will be appropriately pro-rated.

The incentive fee is calculated and payable quarterly in arrears based on the pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means income from securitization vehicles and investments, interest income from debt investments and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that are received from an investment) accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement to BDC Partners, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes accrued income that OXLC has not yet received in cash, such as the amount of any market discount it may accrete on debt instruments purchased below par value. Pre-incentive fee net investment income does not include any realized or unrealized capital gains or losses, and the Fund could incur incentive fees in periods when there is a net decrease in net assets from operations. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a hurdle of 1.75% per quarter (7.00% annualized). For such purposes, the Fund’s quarterly rate of return is determined by dividing its pre-incentive net investment income by its reported net assets as of the prior period end. OXLC’s net investment income used to calculate this part of the incentive fee is also included in the amount of its gross assets used to calculate the 2.00% base management fee. The Fund pays Oxford Lane Management an incentive fee with respect to the Fund’s pre-incentive fee net investment income in each calendar quarter as follows:

•	No incentive fee in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the hurdle of 1.75%;

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2016
(Unaudited)

NOTE 4. RELATED PARTY TRANSACTIONS  – (continued)

•	100% of pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle but is less than 2.1875% in any calendar quarter (8.75% annualized). The Fund refers to this portion of the pre-incentive fee net investment income (which exceeds the hurdle but is less than 2.1875%) as the “catch-up.” The “catch-up” is meant to provide the investment adviser with 20% of the pre-incentive fee net investment income as if a hurdle did not apply if the net investment income exceeds 2.1875% in any calendar quarter; and
•	20% of the amount of pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized) is payable to OXLC Management (once the hurdle is reached and the “catch-up” is achieved, 20% of all pre-incentive fee net investment income thereafter is allocated to OXLC Management).

There is no offset in subsequent quarters for any quarter in which an incentive fee is not earned. For the six months ended September 30, 2016, the Fund recognized incentive fee expense of approximately $3.2 million. At September 30, 2016, the Fund had an incentive fee payable of approximately $1.7 million.

BDC Partners assists the Fund in determining and publishing the Fund’s net asset value, overseeing the preparation and filing of the Fund’s tax returns and the printing and dissemination of reports to the Fund’s stockholders, and generally overseeing the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others. Payments under the Administration Agreement are equal to an amount based upon the Fund’s allocable portion of BDC Partners’ overhead in performing its obligations under the Administration Agreement, including rent, and the Fund’s allocable portion of the compensation of the Fund’s chief financial officer and any administrative support staff, including accounting personnel. Other expenses that are paid by the Fund include legal, compliance, audit and tax services, market data services, excise taxes, if any, and miscellaneous office expenses. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. The costs associated with the functions performed by OXLC’s chief compliance officer are paid directly by the Fund pursuant to the terms of an agreement between the Fund and Alaric Compliance Services, LLC.

The independent directors receive an annual fee of $75,000. In addition, the independent directors receive $2,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Board of Directors meeting, $1,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Valuation Committee meeting and $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Audit Committee meeting. The Chairman of the Audit Committee also receives an additional annual fee of $10,000. No compensation will be paid to directors who are interested persons of the Fund as defined in the 1940 Act.

Certain directors, officers and other related parties, including members of OXLC Management, owned, directly or indirectly, an aggregate 4.1% of the common stock of the Fund at September 30, 2016.

NOTE 5. CONCENTRATION OF CREDIT RISK

The Fund places its cash and cash equivalents with financial institutions and, at times, cash held in checking accounts may exceed the Federal Deposit Insurance Corporation insured limit. In addition, the Fund’s portfolio may be concentrated in a limited number of investments, which will subject the Fund to a risk of significant loss if any of these investments defaults on its obligations under any of its debt securities that the Fund holds or if those sectors experience a market downturn.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2016
(Unaudited)

NOTE 6. DISTRIBUTIONS

For the six months ended September 30, 2016, the Fund declared and paid dividends on common stock of $1.20 per share, or $23,138,992. The Fund declared and paid dividends on common stock of $2.40 per share, or $43,289,314, for the year ended March 31, 2016. The tax character of distributions paid on common stock for the six months ended September 31, 2016 will be determined when the Fund reports on its fiscal year-end financial statements. The tax character of distributions paid for the year ended March 31, 2016 represented ordinary income with no return of capital.

For the six months ended September 30, 2016 and the year ended March 31, 2016 the Fund also declared and paid dividends on preferred stock of $5,068,804 and $12,668,482, respectively. The tax character of distributions paid on preferred stock represents ordinary income.

In December 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.

For the fiscal year ended March 31, 2016, the Fund has available $17,727,584 of capital losses, which can be used to offset future capital gains. These losses represent post-RIC modernization losses not subject to expiration, and are comprised of short- term capital losses of $812,000 and long-term capital losses of $16,915,584. Under the current law, capital losses related to securities realized after October 31 and prior to the Fund’s fiscal year end may be deferred as occurring the first day of the following fiscal year. For the fiscal year ended March 31, 2016, the Fund has deferred such losses in the amount of $27,951,864, which is comprised of short term losses of $2,008,114 and long-term losses of $25,943,750.

As of March 31, 2016, the estimated components of accumulated earnings on a tax basis were as follows:

Distributable ordinary income	$10,140,740
Distributable long-term capital gains (capital loss carry forward)	(17,727,584)
Unrealized depreciation on investments	(116,355,326)
Other timing differences	(27,961,614)

The tax basis components of accumulated earnings differ from the amounts reflected in the Statement of Assets and Liabilities due to temporary book/tax differences primarily arising from investments in CLO equity investments and permanent book/tax differences attributable to non-deductible excise taxes. For the year ended March 31, 2016, the permanent differences between financial and tax reporting were due to basis adjustments on the sale of CLO equity investments and excise taxes, resulting in a decrease of distributions in excess of investment income of $13,028,242, an increase in accumulated net realized loss on investments of $13,055,742, and an increase of capital in excess of par value of $27,500. These amounts will be finalized before filing the federal tax return.

As of September 30, 2016, the aggregate gross unrealized appreciation for tax purposes was $11,340,005, and aggregate gross unrealized depreciation was $76,769,390. For tax purposes, the cost basis of the portfolio investments at September 30, 2016 was $362,863,149.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2016
(Unaudited)

NOTE 7. MANDATORILY REDEEMABLE PREFERRED STOCK

The Fund has authorized 10 million shares of mandatorily redeemable preferred stock, at a par value of $0.01 per share, and had 5,034,880 shares issued and outstanding at September 30, 2016. Since 2012 and through July 17, 2015, the Fund completed underwritten public offerings of its 8.50% Series 2017 Term Preferred Shares (the “Series 2017 Shares”), 7.50% Series 2023 Term Preferred Shares (the “Series 2023 Shares”) and 8.125% Series 2024 Term Preferred Shares (the “Series 2024 Shares”), collectively the “Term Preferred Shares” or “Term Shares.” The Fund is required to redeem all of the outstanding Term Preferred Shares on their respective redemption dates, at a redemption price equal to $25 per share plus an amount equal to accumulated but unpaid dividends, if any, to the date of the redemption. OXLC cannot effect any amendment, alteration, or repeal of the Fund’s obligation to redeem all of the Term Shares without the prior unanimous vote or consent of the holders of such Term Shares. At any time on or after the optional redemption date, at the Fund’s sole option, the Fund may redeem the Term Shares at a redemption price per share equal to the sum of the $25 liquidation preference per share plus an amount equal to accumulated but unpaid dividends, if any, on such Term Shares. The Fund, with the authorization by the Board of Directors, may repurchase any of the Series 2023 Shares and/or Series 2024 Shares from time to time in the open market and effectively extinguish the debt.

On July 24, 2015 (the “Redemption Date”), the Fund redeemed all of the issued and outstanding 8.50% Series 2017 Shares. The Fund redeemed the Series 2017 Shares for a redemption price of $25 per share plus accrued but unpaid dividends to the Redemption Date. In connection with the redemption of the Series 2017 Shares, the Fund recognized as interest expense an extinguishment loss of approximately $485,000 consisting of previously unamortized deferred issuance costs.

On December 2, 2015, the Fund announced a Preferred Stock Repurchase Program for the purpose of repurchasing up to $25 million worth of its Series 2023 Shares and up to $25 million worth of its Series 2024 Shares. Under this Repurchase Program, the Fund repurchased 737,395 shares of its Series 2023 Shares, at an average price of $24.23 per share, and 405,909 shares of its Series 2024 Shares, at an average price of $24.67 per share, for the year ended March 31, 2016. In aggregate, the Fund repurchased approximately $28.6 million of Term Preferred Stock for the year ended March 31, 2016. In connection with the repurchased Series 2023 Shares, the Fund recognized as interest expense a net extinguishment loss of approximately $51,000, consisting of previously unamortized deferred issuance costs of approximately $617,000, partially offset by repurchases at a net discount to par of approximately $566,000. In connection with the repurchased Series 2024 Shares, the Fund recognized as interest expense a net extinguishment loss of approximately $266,000, consisting of previously unamortized deferred issuance costs of approximately $401,000, partially offset by repurchases at a net discount to par of approximately $135,000.

On March 21, 2016, the Fund announced a new program for the purpose of repurchasing up to $25 million worth of the outstanding shares of the Fund’s Series 2023 Shares and up to $25 million worth of the outstanding shares of the Fund’s Series 2024 Shares. Under this new repurchase program, the Fund repurchased 609,537 shares of its Series 2023 Shares, at an average price of $25.20 per share, and 2,712 shares of its Series 2024 Shares, at an average price of $25.40 per share, for the six months ended September 30, 2016. In connection with the repurchased Series 2023 Shares, the Fund recognized as interest expense a net extinguishment loss of approximately $615,000, consisting of previously unamortized deferred issuance costs of approximately $490,000, in addition to repurchases at a net premium to par of approximately $125,000. In connection with the repurchased Series 2024 Shares, the Fund recognized as interest expense a net extinguishment loss of approximately $3,000, consisting of previously unamortized deferred issuance costs of approximately $2,000, in addition to repurchases at a net premium to par of approximately $1,000.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2016
(Unaudited)

NOTE 7. MANDATORILY REDEEMABLE PREFERRED STOCK  – (continued)

The Fund’s Term Preferred Share activity for the six months ended September 30, 2016, was as follows:

	Series 2023 Term Preferred Shares	Series 2024 Term Preferred Shares	Total
Shares outstanding at March 31, 2016	3,625,538	2,021,591	5,647,129
Shares issued	—	—	—
Shares redeemed	—	—	—
Shares extinguished	(609,537)	(2,712)	(612,249)
Shares outstanding at September 30, 2016	3,016,001	2,018,879	5,034,880

The Fund’s Term Preferred Share balances as of September 30, 2016, were as follows:

	Series 2023 Term Preferred Shares	Series 2024 Term Preferred Shares	Total
Principal value	$75,400,025	$50,471,975	$125,872,000
Deferred issuance cost at September 30, 2016	(2,306,786)	(1,850,888)	(4,157,674)
Discount at September 30, 2016	(3,868,422)	—	(3,868,422)
Carrying value	$69,224,817	$48,621,087	$117,845,904
Fair value(1)	$77,209,626	$52,430,288	$129,639,914
Fair value price per share(1)	$25.60	$25.97	—

(1)	Represents the September 30, 2016 closing market price per share of each respective series of Term Shares on the NASDAQ Global Select Market.

The terms of the Fund’s Term Preferred Share offerings are as set forth in the table below:

	Series 2023 Term Preferred Shares	Series 2024 Term Preferred Shares
Offering price per share	$25.00	$25.00
Term redemption date	June 30, 2023	June 30, 2024
Term redemption price per share	$25.00	$25.00
Optional redemption date	June 30, 2016	June 30, 2017
Stated interest rate	7.50%	8.125%

The aggregate accrued interest payable on the Fund’s Term Preferred Shares at September 30, 2016 was $0. Deferred issuance costs represent underwriting fees and other direct costs incurred that are related to the Fund’s Term Preferred Shares. As of September 30, 2016, OXLC had a deferred debt balance of approximately $4.2 million related to the Term Preferred Share issuances. This amount is being amortized and is included in interest expense on mandatorily redeemable preferred stock in the Statement of Operations over the term of the respective shares.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2016
(Unaudited)

NOTE 7. MANDATORILY REDEEMABLE PREFERRED STOCK  – (continued)

The table below summarizes the components of interest expense, effective interest rates and cash paid on the Term Shares for the six months ended September 30, 2016:

	Series 2023 Term Preferred Shares	Series 2024 Term Preferred Shares	Total
Stated interest expense(1)	$3,017,109	$2,051,696	$5,068,805
Amortization of deferred issuance costs	181,942	119,727	301,669
Loss on extinguishment	615,010	3,244	618,254
Discount expense	277,666	—	277,666
Total interest expense	$4,091,727	$2,174,667	$6,266,394
Effective interest rate(2)	10.32%	8.61%	9.47%
Cash paid for interest	$3,632,119	$2,054,939	$5,687,058

(1)	Stated interest is composed of distributions declared and paid of approximately $5.1 million for the six months ended September 30, 2016.
(2)	Represents the weighted average effective rate for each respective Series Term Preferred Shares.

NOTE 8. PURCHASES, SALES AND REPAYMENTS OF SECURITIES

Purchases of securities totaled approximately $73.2 million which are comprised of approximately $63.7 million of purchases for the six months ended September 30, 2016 and approximately $9.5 million of purchases unsettled as of September 30, 2016. The Fund’s sales and repayments of securities totaled approximately $59.0 million, excluding short-term investments, for the six months ended September 30, 2016.

NOTE 9. COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund enters into a variety of undertakings containing a variety of warranties and indemnifications that may expose the Fund to some risk of loss. The risk of future loss arising from such undertakings, while not quantifiable, is expected to be remote.

As of September 30, 2016, the Fund had one commitment to fund an additional $6.0 million of THL Credit Wind River 2016-3 CLO Ltd. Subordinated Notes.

The Fund is not currently subject to any material legal proceedings. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Fund’s rights under contracts with its portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, the Fund does not expect that these proceedings will have a material effect upon its financial condition or results of operations.

NOTE 10. INDEMNIFICATION

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these agreements cannot be known, however, the Fund expects any risk of loss to be remote.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2016
(Unaudited)

NOTE 11. FINANCIAL HIGHLIGHTS

Financial highlights for the six months ended September 30, 2016, and the years ended March 31, 2016, 2015, 2014 and 2013 are as follows:

	Six Months Ended September 30, 2016		Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013
Per Share Data
Net asset value at beginning of period	$7.04		$14.08	$16.26	$16.20	$17.05
Net investment income(1)	0.67		1.59	1.37	1.24	1.17
Net realized and unrealized capital gains (losses)(2)	3.33		(6.23)	(1.14)	1.56	3.54
Total from investment operations	4.00		(4.64)	0.23	2.80	4.71
Distributions per share from net investment income(3)	(1.20)		(2.44)	(2.26)	(1.97)	(2.13)
Distributions per share from realized gain on investments(3)	—		—	(0.14)	(0.38)	(0.07)
Distributions per share based on weighted average share impact(3)	(0.02)		(0.06)	(0.02)	(0.51)	(0.28)
Total distributions(3)	(1.22)		(2.50)	(2.42)	(2.86)	(2.48)
Effect of shares issued/repurchased, net of underwriting expense(4)	0.12		0.11	0.02	0.16	(2.52)
Effect of offering costs(4)	—		(0.01)	(0.01)	(0.04)	(0.56)
Effect of shares issued/repurchased, net(4)	0.12		0.10	0.01	0.12	(3.08)
Net asset value at end of period	$9.94		$7.04	$14.08	$16.26	$16.20
Per share market value at beginning of period	$8.45		$14.82	$16.70	$15.98	$14.60
Per share market value at end of period	$10.47		$8.45	$14.82	$16.70	$15.98
Total return(5)	40.49%		(28.97)%	3.34%	20.23%	26.21%
Shares outstanding at end of period	19,758,316		18,751,696	15,972,381	15,240,729	7,602,719
Ratios/Supplemental Data
Net assets at end of period (000’s)	$196,411		$131,950	$224,933	$247,829	$123,140
Average net assets (000’s)	$160,164		$185,211	$239,703	$154,112	$100,481
Ratio of net investment income to average daily net assets	15.79	%(6)	15.13%	8.88%	6.55%	5.90%
Ratio of expenses to average daily net assets	16.64	%(6)	17.03%	10.58%	8.38%	5.65%
Portfolio turnover rate	22.85%		32.02%	69.05%	28.81%	12.29%

(1)	Represents net investment income per share for the period, based upon average shares outstanding.
(2)	Net realized and unrealized capital gains and losses based upon average shares outstanding include rounding adjustments to reconcile change in net asset value per share.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2016
(Unaudited)

NOTE 11. FINANCIAL HIGHLIGHTS  – (continued)

(3)	Management monitors estimated taxable earnings, including net investment income and realized capital gains, to determine if a tax return of capital may occur for the year. To the extent the Fund’s taxable earnings fall below the total amount of the Fund’s distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to the Fund’s stockholders. The final determination of the nature of our distributions can only be made upon the filing of our tax return.
(4)	Based on actual shares outstanding for the period end.
(5)	Total return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the market price as of the beginning of the period, and that distribution, capital gains and other distributions were reinvested as provided for in the Fund’s distribution reinvestment plan, excluding any discounts, and that the total number of shares were sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. Total return is not annualized.
(6)	Annualized.

NOTE 12. RISKS AND UNCERTAINTIES

The U.S. capital markets have recently experienced periods of volatility and disruption. Disruptions in the capital markets tend to increase the spread between the yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. The Fund believes these conditions may reoccur in the future. A prolonged period of market illiquidity may have an adverse effect on the Fund’s business, financial condition and results of operations. Adverse economic conditions could also limit the Fund’s access to the capital markets or result in a decision by lenders not to extend credit to the Fund. These events could limit the Fund’s investment purchases, limit the Fund’s ability to grow and negatively impact the Fund’s operating results.

OXLC Management’s investment team also presently manages the portfolios of TICC Capital Corp., a publicly-traded business development company that invests principally in the debt of U.S.-based companies, and TICC CLO 2012-1 LLC, a direct subsidiary of TICC Capital Corp., the assets of which are consolidated into the gross assets of TICC Capital Corp. Additionally, the OXLC Management’s investment team manages the portfolio of Oxford Bridge, LLC, a limited liability company that invests principally in the equity of CLOs. In certain instances, the Fund may co-invest on a concurrent basis with affiliates of its investment adviser, subject to compliance with applicable regulations and regulatory guidance and our written allocation policies. Such co-investment may require exemptive relief from the SEC, for which the Fund has applied. There can be no assurance when, or if, such relief may be obtained. No co-investments that would require exemptive relief have been made. The affiliated entities of the Fund are subject to a written policy with respect to the allocation of investment opportunities.

Given the structure of the Fund’s Investment Advisory Agreement with OXLC Management, any general increase in interest rates will likely have the effect of making it easier for OXLC Management to meet the quarterly hurdle rate for payment of net investment income incentive fees under the Investment Advisory Agreement without any additional increase in relative performance on the part of the Fund’s investment adviser. In addition, in view of the catch-up provision applicable to income incentive fees under the Investment Advisory Agreement, the investment adviser could potentially receive a significant portion of the increase in the Fund’s investment income attributable to such a general increase in interest rates. If that were to occur, the Fund’s increase in net earnings, if any, would likely be significantly smaller than the relative increase in the investment adviser’s net investment income incentive fee resulting from such a general increase in interest rates.

The Fund’s portfolio consists of equity and junior debt investments in CLO vehicles, which involve a number of significant risks. CLO vehicles are typically highly levered, and therefore the junior debt and equity

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2016
(Unaudited)

NOTE 12. RISKS AND UNCERTAINTIES  – (continued)

tranches that the Fund invests in are subject to a higher degree of risk of total loss. As of September 30, 2016, the CLO vehicles in which the Fund was invested had average leverage of 10.4 times and ranged from approximately 6.0 times to 13.5 times levered. In particular, investors in CLO vehicles indirectly bear risks of the underlying debt investments held by such CLO vehicles.

The Fund generally has the right to receive payments only from the CLO vehicles, and generally does not have direct rights against the underlying borrowers or the entity that sponsored the CLO vehicle. While the CLO vehicles the Fund targets generally enable the investor to acquire interests in a pool of senior loans without the expenses associated with directly holding the same investments, the Fund generally pays a proportionate share of the CLO vehicles’ administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying CLO vehicles will rise or fall, these prices (and, therefore, the prices of the CLO vehicles) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. The failure by a CLO vehicle in which we invest to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in its payments to us. In the event that a CLO vehicle fails certain tests, holders of debt senior to us may be entitled to additional payments that would, in turn, reduce the payments we would otherwise be entitled to receive. Separately, OXLC may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting CLO vehicle or any other investment we may make. If any of these occur, it could materially and adversely affect the Fund’s operating results and cash flows.

The interests the Fund has acquired in CLO vehicles are generally thinly traded or have only a limited trading market. CLO vehicles are typically privately offered and sold, even in the secondary market. As a result, investments in CLO vehicles may be characterized as illiquid securities. In addition to the general risks associated with investing in debt securities, CLO vehicles carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the fact that the Fund’s investments in CLO tranches will likely be subordinate to other senior classes of note tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the CLO vehicle or unexpected investment results. The Fund’s net asset value may also decline over time if the Fund’s principal recovery with respect to CLO equity investments is less than the price that the Fund paid for those investments.

Section 941 of the Dodd-Frank Act added a provision to the Securities Exchange Act of 1934, as amended, requiring the seller, sponsor or securitizer of a securitization vehicle to retain no less than five percent of the credit risk in assets it sells into a securitization and prohibiting such securitizer from directly or indirectly hedging or otherwise transferring the retained credit risk. The responsible federal agencies adopted final rules implementing these restrictions on October 22, 2014. The risk retention rules will become effective with respect to CLOs two years after publication in the Federal Register. Under the final rules, the asset manager of a CLO would be considered the sponsor of a securitization vehicle and would be required to retain five percent of the credit risk in the CLO, which may be retained horizontally in the equity tranche of the CLO or vertically as a five percent interest in each tranche of the securities issued by the CLO. Although the final rules contain an exemption from such requirements for the asset manager of a CLO if, among other things, the originator or lead arranger of all of the loans acquired by the CLO retain such risk at the asset level and, at origination of such asset, takes a loan tranche of at least 20% of the aggregate principal balance, it is possible that the originators and lead arrangers of loans in this market will not agree to assume this risk or provide such retention at origination of the asset in a manner that would provide meaningful relief from the risk retention requirements for CLO managers.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2016
(Unaudited)

NOTE 12. RISKS AND UNCERTAINTIES  – (continued)

The Fund believes that the U.S. risk retention requirements imposed for CLO managers under Section 941 of the Dodd-Frank Act has created some uncertainty in the market in regard to future CLO issuance. Given that certain CLO managers may require capital provider partners to satisfy this requirement when it becomes effective on December 24, 2016, the Fund believes that this may create additional opportunities (and additional risks) for the Fund in the future.

Further, to the extent income from the Fund’s CLO equity investments (which the Fund expects to decline as those vehicles deleverage after the end of their respective reinvestment periods) declines or if the Fund transitions its portfolio into lower yielding investments, the Fund’s ability to pay future distributions may be harmed.

An increase in LIBOR would materially increase the CLO vehicles’ financing costs. Since most of the collateral positions within the CLO investments have LIBOR floors, there may not be corresponding increases in investment income (if LIBOR increases but stays below the LIBOR floor rate of such investments) resulting in materially smaller distribution payments to the equity investors.

To illustrate the potential impact of a change in the underlying interest rate on our total estimated taxable income as it pertains to our CLO investments, we have assumed a 1% increase in the underlying three-month LIBOR, and no other change in our CLO portfolio, or to any of the credit, spread, default rate or other factors, as of September 30, 2016. Under this analysis, we currently estimate the effect on total estimated taxable income to equal a decrease of approximately $5.1 million on an annualized basis, reflecting the portfolio assets held within these CLO vehicles which have implied floors that would be unaffected by a 1% change in the underlying interest rate, compared to the debt carried by those CLO vehicles which are at variable rates and which would be affected by a change in three-month LIBOR. Although management believes that this analysis is broadly indicative of our existing LIBOR sensitivity, it does not adjust for changes in any of the other assumptions that could affect the return on CLO equity investments, both positively and negatively (and which could accompany changes to the three-month LIBOR rate), such as default rates, recovery rates, prepayment rates, reinvestment rates, and other factors that could affect the net increase (or decrease) in net assets resulting from operations. Accordingly, results could differ materially from the results under this hypothetical analysis.

OXLC Management anticipates that the CLO vehicles in which the Fund invests may constitute “passive foreign investment companies” (“PFICs”). If the Fund acquires shares in a PFIC (including equity tranche investments in CLO vehicles that are PFICs), the Fund may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its stockholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require the Fund to recognize its share of the PFIC’s income for each year regardless of whether the Fund receives any distributions from such PFICs. The Fund must nonetheless distribute such income to maintain its tax treatment as a RIC.

If the Fund holds more than 10% of the shares in a foreign corporation that is treated as a controlled foreign corporation (“CFC”) (including equity tranche investments in a CLO vehicle treated as a CFC), the Fund may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to the Fund’s pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains). If the Fund is required to include such deemed distributions from a CFC in the Fund’s income, it will be required to distribute such income to maintain its RIC tax treatment regardless of whether or not the CFC makes an actual distribution during such year.

We may be required to include in our income our proportionate share of the income of certain CLO investments to the extent that such CLOs are PFICs for which we have made a qualifying electing fund (“QEF”) election or are CFCs. To qualify as a RIC, we must, among other thing, derive in each taxable year

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2016
(Unaudited)

NOTE 12. RISKS AND UNCERTAINTIES  – (continued)

at least 90% of our gross income from certain sources specified in the Code (the “90% Income Test”). Although the Code generally provides that the income inclusions from a QEF or a CFC will be “good income” for purposes of this 90% Income Test to the extent that the QEF or the CFC distribute such income to us in the same taxable year to which the income is included in our income, the Code does not specifically provide whether these income inclusions would be “good income” for this 90% Income Test if we do not receive distributions from the QEF or CFC during such taxable year. The IRS has issued a series of private rulings in which it has concluded that all income inclusions from a QEF or a CFC included in a RIC’s gross income would constitute “good income” for purposes of the 90% Income Test. Such rulings are not binding on the IRS except with respect to the taxpayers to whom such rulings were issued. Accordingly, under current law, we believe that the income inclusions from a CLO that is a QEF or a CFC would be “good income” for purposes of the 90% Income Test. Recently, the IRS and U.S. Treasury Department issued proposed regulations that provide that the income inclusions from a QEF or a CFC would not be good income for purposes of the 90% Income Test unless we receive a cash distribution from such entity in the same year attributable to the included income. If such income were not considered “good income” for purposes of the 90% Income Test, we may fail to qualify as a RIC. If these regulations are finalized, we will carefully monitor our investments in CLOs to avoid disqualification as a RIC.

Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs either (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the United States to collect and share such information and are in compliance with the terms of such IGA and any enabling legislation or regulations. The types of income subject to the tax include U.S. source interest and dividends, and the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends received after December 31, 2018.

Most CLO vehicles in which OXLC invests will be treated as non-U.S. financial entities for this purpose, and therefore will be required to comply with these reporting requirements to avoid the 30% withholding. If a CLO vehicle in which OXLC invests fails to properly comply with these reporting requirements, it could reduce the amounts available to distribute to equity and junior debt holders in such CLO vehicle, which could materially and adversely affect OXLC’s operating results and cash flows.

If the Fund is required to include amounts in income prior to receiving distributions representing such income, the Fund may have to sell some of its investments at times and/or at prices management would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities. If the Fund is not able to obtain cash from other sources, it may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of a RIC, see “Note 2. Summary of Significant Accounting Policies — U.S. Federal Income Taxes.”

The Fund’s Series 2023 Shares and Series 2024 Shares pay dividends at a fixed dividend rate. Prices of fixed income investments vary inversely with changes in market yields. The market yields on securities comparable to the Series 2023 Shares and Series 2024 Shares may increase, which would likely result in a decline in the secondary market price of such shares prior to the term redemption date. The Fund may be unable to pay dividends on the Series 2023 Shares and Series 2024 Shares under some circumstances. The terms of any future indebtedness OXLC may incur could preclude the payment of dividends in respect of equity securities, including such shares, under certain conditions.

As a registered closed-end investment company, OXLC is required to comply with the asset coverage requirements of the 1940 Act and the Articles Supplementary governing OXLC’s Preferred Stock. Under the

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2016
(Unaudited)

NOTE 12. RISKS AND UNCERTAINTIES  – (continued)

1940 Act, the Fund may not issue additional Preferred Stock if immediately after such issuance the Fund will not have an asset coverage of at least 200% (defined as the ratio of the Fund’s gross assets (less all liabilities and indebtedness not represented by senior securities) to its outstanding senior securities representing indebtedness, plus the aggregate involuntary liquidation preference of OXLC’s outstanding Preferred Stock). In addition, the Articles Supplementary governing OXLC’s Term Preferred Shares require that the Fund have an asset coverage of at least 200% as of the end of each fiscal quarter. If the asset coverage is not at least 200% as of such measurement dates, OXLC may not be able to incur additional debt or issue additional shares of Preferred Stock and could be forced to sell a portion of its investments to repurchase or redeem some shares of Preferred Stock when it is disadvantageous to do so, which could have a material adverse effect on the Fund’s operations. Further, OXLC may be restricted from making distributions to holders of the Fund’s common stock if the Fund does not have asset coverage of at least 200%. See “Note 7. Mandatorily Redeemable Preferred Stock.”

Given the ten-year original terms, and potential for early redemption, of the Series 2023 Shares and Series 2024 Shares, holders of such shares may face an increased reinvestment risk, which is the risk that the return on an investment purchased with proceeds from the sale or redemption of such shares may be lower than the return previously obtained from the investment in such shares, see “Note 7. Mandatorily Redeemable Preferred Stock”.

The Fund does not intend to have the Term Preferred Shares rated by any rating agency. Unrated securities usually trade at a discount to similar, rated securities. As a result, there is a risk that any such shares may trade at a price that is lower than they might otherwise trade if rated by a rating agency.

NOTE 13. RECENT ACCOUNTING PRONOUNCEMENTS

In August 2014, the FASB issued ASU No. 2014-15, Presentation of Financial Statements — Going Concern (Subtopic 205-40): Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern (“ASU 2014-15”). The update is intended to define management’s responsibility to evaluate whether there is a substantial doubt about an organization’s ability to continue as a going concern and to provide related footnote disclosure. ASU 2014-15 is effective for annual periods ending after December 15, 2016, and interim periods within those annual periods. The Fund will adopt ASU 2014-15 beginning with the quarter ended June 30, 2017. The Fund does not anticipate that the adoption of ASU 2014-15 will have a material effect on the Fund’s results of operation and financial condition.

In February 2015, the FASB issued ASU No. 2015-02, Consolidation (Topic 810): Amendments to the Consolidation Analysis (“ASU 2015-02”). The new guidance applies to entities in all industries and provides a new scope exception to registered money market funds and similar unregistered money market funds. It makes targeted amendments to the current consolidation guidance and ends the deferral granted to investment companies from applying the VIE guidance. ASU 2015-02 is effective for annual periods ending after December 15, 2015, and interim periods within those annual periods. The Fund adopted ASU 2015-02 beginning with the quarter ended June 30, 2016. The adoption of ASU 2015-02 did not affect the Fund’s results of operation and financial condition as, under present guidance, no investments are required to be consolidated.

In April 2015, the FASB issued ASU No. 2015-03, Interest-Imputation of Interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs (“ASU 2015-03”). The new guidance requires debt issuance costs (deferred financing costs) related to a recognized debt liability to be presented on the balance sheet as a direct deduction from the related debt liability, similar to the presentation of debt discounts. Additionally, in August 2015, the FASB issued ASU 2015-15, “Interest — Imputation of Interest (Subtopic 835-30): Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements” (“ASU 2015-15”), which codifies an SEC staff announcement that entities are permitted to

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2016
(Unaudited)

NOTE 13. RECENT ACCOUNTING PRONOUNCEMENTS  – (continued)

defer and present debt issuance costs related to line of credit arrangements as assets and subsequent amortization of the deferred costs over the term of the line-of-credit arrangement, regardless of whether there are any outstanding borrowings on the line-of-credit arrangement. ASU 2015-03 and ASU 2015-15 are effective for annual periods ending after December 15, 2015, and interim periods within those annual periods. The Fund adopted ASU 2015-03 and ASU 2015-15 beginning with the quarter ended June 30, 2016. The adoption of ASU 2015-03 and ASU 2015-15 did not have a material effect on the Fund’s results of operation and financial condition; however, at September 30, 2016 the adoption of ASU 2015-03 did result in the reclassification of approximately $4.2 million in deferred debt issuance costs which post-adoption are a direct deduction from the related debt liability. The September 30, 2016 balances have been adjusted to reflect the retrospective application, as required by ASU 2015-03.

In August 2016, the FASB issued ASU No. 2016-15, Classification of Certain Cash Receipts and Cash Payments (a Consensus of the Emerging Issues Task Force) (“ASU 2016-15”), which is intended to reduce diversity in practice in how certain transactions are classified in the statement of cash flows. The Fund is currently assessing the impact of ASU 2016-15 and do not anticipate an impact on our financial position, results of operations or cash flows. ASU 2016-15 is effective for annual reporting periods beginning after December 15, 2017, including interim periods within those fiscal years, with early adoption permitted.

NOTE 14. ISSUANCES OF EQUITY SECURITIES

The Fund sold a total of 1,006,620 shares of common stock pursuant to an “at-the-market” share issuance plan during the six months ended September 30, 2016. The total amount of capital raised under these issuances was approximately $11.3 million and net proceeds were approximately $11.0 million after deducting the sales agent’s commissions and offering expenses.

For the six months ended September 30, 2016, the Fund did not issue shares of common stock under the distribution reinvestment plan.

NOTE 15. COMMON SHARE REPURCHASE PROGRAM

On August 26, 2015, the Board of Directors authorized a repurchase program to be in place until the earlier of September 30, 2016 or until $20 million of the Fund’s outstanding shares of common stock had been repurchased. Under the repurchase program, OXLC was permitted to, but was not obligated to, repurchase its outstanding common stock in the open market from time to time provided that OXLC complied with the prohibitions under the Fund’s Insider Trading Policies and Procedures and the guidelines specified in Rule 10b-18 of the Securities Exchange Act of 1934, as amended, including certain price, market volume and timing constraints. In addition, any repurchases were conducted in accordance with the 1940 Act. The Fund did not repurchase shares of its outstanding common stock during the six months ended September 30, 2016.

NOTE 16. SUBSEQUENT EVENTS

On November 2, 2016, the Board of Directors declared the required monthly dividends on its Series 2023 and Series 2024 Term Preferred Shares (each, a “Share”), as follows:

	Per Share Dividend Amount Declared	2016/2017 Record Dates	2016/2017 Payable Dates
Series 2023	$0.15625	December 16, January 16, February 16	December 30, January 31, February 28
Series 2024	$0.16930	December 16, January 16, February 16	December 30, January 31, February 28

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2016
(Unaudited)

NOTE 16. SUBSEQUENT EVENTS  – (continued)

In accordance with their terms, each of the Series 2023 Shares and Series 2024 Shares will pay a monthly dividend at a fixed rate of 7.50% and 8.125%, respectively, of the $25.00 per share liquidation preference, or $1.875 and $2.03125 per share per year, respectively. This fixed annual dividend rate is subject to adjustment under certain circumstances, but will not in any case be lower than 7.50% and 8.125% per year, respectively, for each of the Series 2023 Shares and Series 2024 Shares.

On November 2, 2016, the Board of Directors declared a distribution of $0.60 per share of common stock for the quarter ending December 31, 2016, payable on December 30, 2016 to shareholders of record as of December 16, 2016.

The Fund has evaluated events and transactions that occurred after September 30, 2016 and through the date that the financial statements were issued and noted no other events that necessitate adjustments to or disclosure in the financial statements.

DISTRIBUTION REINVESTMENT PLAN

We have adopted a distribution reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our Board of Directors authorizes, and we declare, a cash distribution, our stockholders who have not opted out of our distribution reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions.

No action will be required on the part of a registered stockholder to have his cash distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying Computershare Trust Company, N.A., the plan administrator and our transfer agent and registrar, by telephone, through the Internet or in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received by telephone, through the Internet or writing prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share, less any applicable fees.

Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

We expect to use primarily newly-issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. Under such circumstances, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by an amount equal to ninety-five (95%) percent of the market price per share of our common stock at the close of regular trading on the Nasdaq Global Select Market on the valuation date fixed by our Board of Directors for such distribution. Market price per share on that date will be the closing price for such shares on the Nasdaq Global Select Market or, if no sale is reported for such day, at the average of their electronically reported bid and asked prices. We reserve the right to purchase shares in the open market in connection with our implementation of the plan. Shares purchased in open market transactions by the plan administrator will be allocated to a stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There is no charge to stockholders for receiving their distributions in the form of additional shares of our common stock. Any transaction fees, brokerage charges, plan administrator’s fees or any other charges for handling distributions in stock are paid by us. There are no brokerage charges with respect to shares we have issued directly as a result of distributions payable in stock. If a participant elects by telephonic, Internet or written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $2.50 transaction fee plus brokerage charges from the proceeds.

Stockholders who receive distributions in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. The amount of the distribution for U.S. federal income tax purposes will be equal to the fair market value of the stock received. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the amount treated as a distribution for U.S. federal income tax purposes.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution by us. All correspondence concerning the plan should be directed to the plan administrator as follows: through the Internet at www.computershare/investor, telephone number is 1-800-426-5523 and written correspondence can be mailed to Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77845.

MANAGEMENT

Our Board of Directors oversees our management. The Board of Directors currently consists of five members, three of whom are not “interested persons” of Oxford Lane Capital Corp. as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our Board of Directors elects our officers, who serve at the discretion of the Board of Directors. The responsibilities of each director will include, among other things, the oversight of our investment activity, the quarterly valuation of our assets, and oversight of our financing arrangements. The Board of Directors has also established an Audit Committee and a Valuation Committee, and may establish additional committees in the future.

Our directors and officers and their principal occupations during the past five years are set forth below. Our prospectus includes additional information about our directors and is available without charge, upon request by calling (203) 983-5275, or on the Securities and Exchange Commission website at http://www.sec.gov.

Board of Directors and Executive Officers

Directors

Information regarding the Board of Directors is as follows:

Name	Age	Position	Director Since	Expiration of Term
Interested Directors
Jonathan H. Cohen	51	Chief Executive Officer and Director	2010	2019
Saul B. Rosenthal	48	President and Director	2010	2018
Independent Directors
Mark J. Ashenfelter	56	Chairman of the Board of Directors	2010	2019
John Reardon	49	Director	2010	2017
David S. Shin	47	Director	2010	2018

The address for each of our directors is c/o Oxford Lane Capital Corp., 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830.

Executive Officers Who Are Not Directors

Name	Age	Position
Bruce L. Rubin	57	Chief Financial Officer, Treasurer and Corporate Secretary
Gerald Cummins	61	Chief Compliance Officer

Biographical Information

Directors

Our directors have been divided into two groups — interested directors and independent directors. An interested director is an “interested person” as defined in Section 2(a)(19) of the 1940 Act.

Interested Directors

Messrs. Cohen and Rosenthal are “interested persons” of Oxford Lane Capital as defined in the 1940 Act due to their positions as Chief Executive Officer and President, respectively, of Oxford Lane Capital and Oxford Lane Management, Oxford Lane Capital’s investment adviser, and as the managing member and non-managing member, respectively, of BDC Partners, the administrator for Oxford Lane Capital.

Jonathan H. Cohen has served as Chief Executive Officer of both Oxford Lane Capital Corp. and Oxford Lane Management since 2010. Mr. Cohen has also served since 2003 as Chief Executive Officer of both TICC Capital Corp. (NasdaqGS: TICC), a publicly traded business development company, and TICC Management, LLC, TICC Capital Corp.’s investment adviser, and as the managing member of BDC Partners. Mr. Cohen has also served since November 2015 as Chief Executive Officer of Oxford Bridge Management, LLC, the investment manager to Oxford Bridge, LLC, a private investment fund. Mr. Cohen is also a member of the Board of Directors of TICC Capital Corp. Previously, Mr. Cohen managed technology equity research groups at Wit Capital, Merrill Lynch, UBS and Smith Barney. Mr. Cohen is a member of the Board of Trustees of Connecticut College. Mr. Cohen received a B.A. in Economics from Connecticut College and an M.B.A. from Columbia University. Mr. Cohen’s depth of experience in managerial positions in investment management, securities research and financial services, as well as his intimate knowledge of our business and operations, gives our Board of Directors valuable industry-specific knowledge and expertise on these and other matters.

Saul B. Rosenthal has served as President of both Oxford Lane Capital Corp. and Oxford Lane Management since 2010. Mr. Rosenthal has also served as President since 2004 of TICC Capital Corp. (NasdaqGS: TICC), a publicly traded business development company, and since 2015 as President of Oxford Bridge Management, LLC. Mr. Rosenthal was previously an attorney at the law firm of Shearman & Sterling LLP. Mr. Rosenthal serves on the boards of LiftForward, Inc., the National Museum of Mathematics and YPO New York City. Mr. Rosenthal received a B.S., magna cum laude, from the Wharton School of the University of Pennsylvania, a J.D. from Columbia University Law School, where he was a Harlan Fiske Stone Scholar, and a LL.M. (Taxation) from New York University School of Law. Mr. Rosenthal’s depth of experience in managerial positions in investment management, as well as his intimate knowledge of our business and operations, gives the Board of Directors the valuable perspective of a knowledgeable corporate leader.

Independent Directors

The following directors are not “interested persons” of Oxford Lane Capital, as defined in the 1940 Act.

Mark J. Ashenfelter presently serves as a Senior Vice President and the General Counsel of Haebler Capital, a private investment company located in Greenwich, CT. Prior to joining Haebler Capital in 1994, Mr. Ashenfelter was an associate at Cravath, Swaine & Moore from 1985 to 1992 and Cadwalader, Wickersham & Taft from 1992 to 1994. Mr. Ashenfelter received a B.A., cum laude, from Harvard University, a J.D., magna cum laude, from New York Law School, where he was Managing Editor of the Law Review, and a LL.M. (Taxation) from New York University School of Law. Mr. Ashenfelter’s extensive corporate legal experience, particularly in connection with investment companies, provides our Board of Directors with valuable insight and perspective.

John Reardon is the principal of Reardon Consulting, LLP, which specializes in providing management consulting services to technology companies in the telecom, software, and cyber security industries. Mr. Reardon also serves as the Managing Director of Choctaw Telecom LLC. Previously, Mr. Reardon managed telecommunications companies in the mobile voice, data and engineering services markets as Chief Executive Officer and a member of the Board of Directors of Mobex Communications, Inc. from 2001 to 2005. From 1997 – 2001, he served as General Counsel and Secretary of the Board of Directors of Mobex Communications, Inc. Mr. Reardon began his career in telecom law at the boutique Washington, DC firm of Keller and Heckman, LLP. Mr. Reardon received a Bachelor of Arts degree in Political Science, summa cum laude, from Boston University, and earned his J.D. from Columbia Law School. He is admitted to the New York State Bar and the Washington, DC Bar, and is the past president of the Columbia Law School Alumni Association of Washington, DC. Mr. Reardon’s extensive experience as a senior corporate executive provides our Board of Directors the perspective of a knowledgeable corporate leader.

David S. Shin presently serves as an asset management consultant to Innovatus Capital Partners, the manager of certain assets of Perella Weinberg Partners, a financial services firm. From 2011 to 2016, Mr. Shin was an asset management professional at Perella Weinberg Partners. From 2010 to 2011, Mr. Shin served as a Managing Director at Bentley Associates, an investment banking firm. Prior to joining Bentley Associates, Mr. Shin worked in the Global Real Estate Investment Banking Group at Deutsche Bank Securities from 2005 to 2008, and in the Real Estate & Lodging Group of Citigroup Global Markets from 2004 to 2005. Prior to that, Mr. Shin worked for William Street Advisors, LLC, a boutique financial advisory firm affiliated with Saratoga Management Company, from 2002 to 2004. After receiving his J.D. in 1995, Mr. Shin was a member of the Healthcare Group of Dean Witter Reynolds from 1995 to 1996, and was subsequently a member of the Mergers & Acquisitions Group of Merrill Lynch & Co. from 1996 to 2002. Mr. Shin started his career as a CPA in the Corporate Tax Department of KPMG Peat Marwick’s Financial Institutions Group, where he served from 1990 to 1992, before attending law school. Mr. Shin received a B.S., magna cum laude, from The

Wharton School at the University of Pennsylvania and a J.D. from Columbia Law School. Mr. Shin’s extensive experience in investment banking provides the Board of Directors with valuable insights of an experienced and diligent financial professional, as well as a diverse perspective.

Executive Officers Who Are Not Directors

Bruce L. Rubin has served as our Chief Financial Officer and Corporate Secretary since August 2015, and as our Treasurer and Controller since our initial public offering in 2011. Mr. Rubin has also served as TICC Capital Corp.’s Controller since 2005, TICC Capital Corp.’s Treasurer since 2009, and TICC Capital Corp.’s Chief Financial Officer, Chief Accounting Officer and Corporate Secretary since August 2015. Mr. Rubin also currently serves as the Chief Financial Officer and Secretary of Oxford Lane Management, TICC Management, LLC, BDC Partners, and Oxford Bridge Management, LLC, the investment manager of Oxford Bridge, LLC, a private investment fund. From 1995 to 2003, Mr. Rubin was the Assistant Treasurer & Director of Financial Planning of the New York Mercantile Exchange, Inc., the largest physical commodities futures exchange in the world, and has extensive experience with Sarbanes-Oxley, treasury operations and SEC reporting requirements. From 1989 to 1995, Mr. Rubin was a manager in financial operations for the American Stock Exchange, where he was primarily responsible for budgeting matters. Mr. Rubin began his career in commercial banking as an auditor primarily of the commercial lending and municipal bond dealer areas. Mr. Rubin received his BBA in Accounting from Hofstra University where he also obtained his M.B.A. in Finance.

Gerald Cummins has served as our Chief Compliance Officer, as well as the Chief Compliance Officer of Oxford Lane Management, TICC Capital Corp., TICC Management, LLC, since June 2015 pursuant to an agreement between us and Alaric Compliance Services, LLC (“Alaric”), a compliance consulting firm. Mr. Cummins has also served since November 2015 as the Chief Compliance Officer of Oxford Bridge Management, LLC, the investment manager of Oxford Bridge, LLC, a private investment fund. Mr. Cummins has been a director of Alaric since June 2014 and in that capacity he also serves as the Chief Compliance Officer to one additional business development company and a private equity firm. Prior to joining Alaric, Mr. Cummins was a consultant for Barclays Capital Inc. from 2012 to 2013, where he participated in numerous compliance projects on pricing and valuation, compliance assessments, and compliance policy and procedure development. Prior to his consulting work at Barclays, Mr. Cummins was from 2010 to 2011 the COO and the CCO for BroadArch Capital and from 2009 to 2011 the CFO and CCO to its predecessor New Castle Funds, a long-short equity asset manager. Prior to that, Mr. Cummins spent 25 years at Bear Stearns Asset Management (BSAM), where he was a Managing Director and held senior compliance, controllers and operations risk positions. Mr. Cummins graduated with a B.A. in Mathematics from Fordham University.

Compensation of Directors

The following table sets forth compensation of our directors for the six months ended September 30, 2016:

Name	Fees Earned(1)	All Other Compensation(2)	Total
Interested Directors
Jonathan H. Cohen	—	—	—
Saul B. Rosenthal	—	—	—
Independent Directors
Mark J. Ashenfelter	$51,500	—	$51,500
John Reardon	$46,500	—	$46,500
David S. Shin	$46,500	—	$46,500

(1)	For a discussion of the independent directors’ compensation, see below.
(2)	We do not maintain a stock option plan, non-equity incentive plan or pension plan for our directors.

The independent directors receive an annual fee of $75,000. In addition, the independent directors receive $2,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each

Board of Directors meeting, $1,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Valuation Committee meeting and $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Audit Committee meeting. The Chairman of the Audit Committee also receives an additional annual fee of $10,000. No compensation is paid to directors who are interested persons of Oxford Lane Capital as defined in the 1940 Act.

Compensation of Chief Executive Officer and Other Executive Officers

We do not have a compensation committee because our executive officers do not receive any direct compensation from Oxford Lane Capital. Mr. Cohen, our Chief Executive Officer, and Mr. Rosenthal, our President, through their ownership interest in BDC Partners, the managing member of Oxford Lane Management, are entitled to a portion of any profits earned by Oxford Lane Management, which includes any fees payable to Oxford Lane Management under the terms of the Investment Advisory Agreement, less expenses incurred by Oxford Lane Management in performing its services under the Investment Advisory Agreement. Messrs. Cohen and Rosenthal do not receive any additional compensation from Oxford Lane Management in connection with the management of our portfolio.

The compensation of Mr. Rubin, our Chief Financial Officer, Treasurer and Corporate Secretary, is paid by our administrator, BDC Partners, subject to reimbursement by us of an allocable portion of such compensation for services rendered by Mr. Rubin to Oxford Lane Capital.

Mr. Cummins, our Chief Compliance Officer, is a director of Alaric, and performs his functions under the terms of an agreement between us and Alaric.

BOARD APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

At an in-person meeting of our Board of Directors held on July 27, 2016, our Board of Directors unanimously voted to approve the Investment Advisory Agreement. In reaching a decision to approve the Investment Advisory Agreement, the Board of Directors reviewed a significant amount of information and considered and concluded, among other things:

•	The nature, quality and extent of the advisory and other services to be provided to us by Oxford Lane Management, including the responses in a questionnaire regarding Oxford Lane Management’s investment process and Oxford Lane Management’s policies and guidelines currently in place to monitor and manage the risk and volatility associated with the Company’s portfolio, and the qualifications and abilities of the professional personnel of Oxford Lane Management and the compensation structure for such personnel, and concluded that such services are satisfactory;
•	The investment performance of OXLC and Oxford Lane Management including a comparison to the performance of OXLC’s peer group, and concluded that OXLC’s performance is reasonable in comparison to its peers;
•	Comparative data with respect to advisory fees or similar expenses paid by other management investment companies with similar investment objectives, and concluded that the total advisory fees paid by OXLC to Oxford Lane Management were reasonable;
•	Our historical and projected operating expenses and expense ratio compared to management investment companies with similar investment objectives, and concluded that our operating expenses were reasonable;
•	Any existing and potential sources of indirect income to Oxford Lane Management or BDC Partners from their relationships with OXLC and the profitability of those relationships, and concluded that Oxford Lane Management’s profitability was not excessive with respect to us;
•	The services to be performed and the personnel performing such services under the Investment Advisory Agreement, and concluded that the services to be performed and the personnel performing such services were satisfactory;
•	The organizational capability and financial condition of Oxford Lane Management and its affiliates, and concluded that the organizational capability and financial condition of Oxford Lane Management were reasonable;
•	The due diligence-related expenses, travel expenses, and expenses associated with investigating and monitoring investments, and concluded that such expenses were reasonable; and
•	The possibility of obtaining similar services from other third party service providers or through an internally managed structure, and concluded that our current externally managed structure with Oxford Lane Management as our investment advisor was satisfactory.

Based on the information reviewed and the discussions detailed above, the Board of Directors, including all of the directors who are not “interested persons” as defined in the 1940 Act, concluded that the fees payable to Oxford Lane Management pursuant to the Investment Advisory Agreement were reasonable, and comparable to the fees paid by other management investment companies with similar investment objectives, in relation to the services to be provided. The Board of Directors did not assign relative weights to the above factors or the other factors considered by it. Individual members of the Board of Directors may have given different weights to different factors.

SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Fund held its Annual Meeting of Shareholders (the “Meeting”) on September 20, 2016 and submitted one matter to vote of the shareholders. At the Meeting, shareholders elected two nominees for director, each to serve for a three-year term to expire at the 2019 Annual Meeting of Shareholders based on the following votes:

Name	Votes for	Votes Withheld
Jonathan H. Cohen(1)	18,380,974	902,714
Mark J. Ashenfelter(2)	3,891,806	155,376

(1)	Mr. Cohen was elected by the holders of our outstanding common stock and preferred stock, voting together as a single class.
(2)	Mr. Ashenfelter was elected by the holders of our preferred stock, voting as a single class.

ADDITIONAL INFORMATION

Portfolio Information

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q, within sixty days after the end of the relevant period. Form N-Q filings of the Fund are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available free of charge by contacting the Fund by mail at 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830, by telephone at (203) 983-5275 or on its website at http://www.oxfordlanecapital.com.

Proxy Information

A description of the policies and procedures that the Fund’s investment adviser uses to determine how to vote proxies relating to the Fund’s portfolio securities is available (i) without charge, upon request, by calling (203) 983-5275; (ii) on the Fund’s website at http://www.oxfordlanecapital.com. Information about how the Fund’s investment adviser voted proxies with respect to the Fund’s portfolio securities during the most recent 12-month period ended March 31 can be obtained by making a written request for proxy voting information to: Chief Compliance Officer, Oxford Lane Management, LLC, 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830.

Tax Information

For tax purposes, distributions to shareholders during the six months ended September 30, 2016, were approximately $23.1 million.

Privacy Policy

We are committed to protecting your privacy. This privacy notice, which is required by federal law, explains privacy policies of Oxford Lane Capital Corp. and its affiliated companies. This notice supersedes any other privacy notice you may have received from Oxford Lane Capital Corp., and its terms apply both to our current stockholders and to former stockholders as well.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. With regard to this information, we maintain procedural safeguards that comply with federal standards.

Our goal is to limit the collection and use of information about you. When you purchase shares of our common stock, our transfer agent collects personal information about you, such as your name, address, social security number or tax identification number.

This information is used only so that we can send you annual reports, proxy statements and other information required by law, and to send you information we believe may be of interest to you.

We do not share such information with any non-affiliated third party except as described below:

•	It is our policy that only authorized employees of our investment adviser, Oxford Lane Management, LLC, who need to know your personal information will have access to it.
•	We may disclose stockholder-related information to companies that provide services on our behalf, such as record keeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.
•	If required by law, we may disclose stockholder-related information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

Oxford Lane Capital Corp.

BOARD OF DIRECTORS

Independent Directors
Mark J. Ashenfelter, Chairman of the Board of Directors
John Reardon
David S. Shin

Interested Directors(1)
Jonathan H. Cohen
Saul B. Rosenthal

OFFICERS
Jonathan H. Cohen, Chief Executive Officer
Saul B. Rosenthal, President
Bruce L. Rubin, Chief Financial Officer, Corporate Secretary and Treasurer
Gerald Cummins, Chief Compliance Officer

INVESTMENT ADVISER
Oxford Lane Management, LLC
8 Sound Shore Drive, Suite 255
Greenwich, CT 06830

(1)	As defined under the Investment Company Act of 1940, as amended.

Oxford Lane Capital Corp.

8 Sound Shore Drive, Suite 255 | Greenwich, CT 06830 | oxfordlanecapital.com | (203) 983-5275

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics which applies to, among others, its senior officers, including its Chief Executive Officer (its principal executive officer) and Chief Financial Officer (its principal financial officer), as well as every officer, director and employee of Oxford Lane Capital Corp. The Registrant amended its code of ethics during the period covered by the report to clarify or eliminate certain procedural requirements. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the code of ethics during the period covered by this report. The Registrant’s amended code of ethics can be accessed via its website at http://www.oxfordlanecapital.com.

Item 3. Audit Committee Financial Expert.

The information required by this item is not required in a semi-annual report on this Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The information required by this item is not required in a semi-annual report on this Form N-CSR.

Item 5. Audit Committee of Listed Registrant.

The information required by this item is not required in a semi-annual report on this Form N-CSR.

Item 6. Schedule of Investments.

Please see the schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The information required by this item is not required in a semi-annual report on this Form N-CSR.

Item 8. Portfolio Managers of Closed-End Investment Companies.

(a)	The information required by this item is not required in a semi-annual report on this Form N-CSR.
(b)	There has been no change, as of the date of the filing of the semi-annual report on this Form N-CSR, to any of the portfolio managers identified in response to paragraph (a)(1) of this item in the Registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

On March 21, 2016, the Fund announced a new program for the purpose of repurchasing up to $25 million worth of the outstanding shares of the Fund’s 7.50% Series 2023 Term Preferred Stock and up to $25 million worth of the outstanding shares of the Fund’s 8.125% Series 2024 Term Preferred Stock. Under this repurchase program, the Fund may, but is not obligated to, repurchase its outstanding Preferred Stock in the open market from time to time provided that we complied with the prohibitions under our Insider Trading Policies and Procedures and the guidelines specified in Rule 10b-18 of the Securities Exchange Act of 1934, as amended, including certain price, market volume and timing constraints. In addition, any repurchases were conducted in accordance with the Investment Company Act of 1940, as amended. The following table discloses on a monthly basis for the six months ended September 30, 2016, the total number of shares repurchased (including the total number of shares repurchased under this program), the weighted average price paid per share, and the maximum number of shares (or approximate dollar value) of shares that may yet be repurchased under the program. The program was in effect through June 30, 2016.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announed Program	(d) Maximum Number or Approximate Dollar Value of Shares that May Yet Be Purchased Under the Program
April 1, 2016 – April 30, 2016	5,585	$24.84	5,585	$49.9 million
May 1, 2016 – May 31, 2016	606,664	$25.21	606,664	$34.6 million
June 1, 2016 – June 30, 2016	—	$—	—	$34.6 million
July 1, 2016 – July 31, 2016	—	$—	—	$34.6 million
August 1, 2016 – August 31, 2016	—	$—	—	$34.6 million
September 1, 2016 – September 30, 2016	—	$—	—	$34.6 million

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”) as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Chief Executive Officer (its principal executive officer) and Chief Financial Officer (its principal financial officer) have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.
(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Registrant has posted its current Code of Ethics, which was amended during the period covered by this report, on its website at www.oxfordlanecapital.com.
(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certifications of chief executive officer and chief accounting officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OXFORD LANE CAPITAL CORP.

By:	/s/ Jonathan H. Cohen Jonathan H. Cohen Chief Executive Officer Date: November 17, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan H. Cohen Jonathan H. Cohen Chief Executive Officer Date: November 17, 2016
By:	/s/ Bruce L. Rubin Bruce L. Rubin Chief Financial Officer Date: November 17, 2016